UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2011

GEORGETOWN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Federal	0-51102	20-2107839
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

2 East Main Street, Georgetown, MA		01833
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 352-8600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Georgetown Bancorp, Inc. (the “Company”) and Georgetown Savings Bank, the Company’s wholly owned subsidiary (the “Bank”), have changed their fiscal year ends from June 30 to December 31, effective on April 14, 2011.  In connection with the change in fiscal years, Article VIII of the bylaws of the Company and the Bank were appropriately amended, effective on April 14, 2011. The bylaws of the Company, as so amended, are filed herewith as Exhibit 3(ii).
On March 31, 2011, the Company filed Form 10-K, which was the report covering the transition period reflecting the change in fiscal years.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

3(ii)	Bylaws, as amended, of Georgetown Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GEORGETOWN BANCORP, INC.

DATE: April 20, 2011	By:	/s/ Joseph W. Kennedy
Joseph W. Kennedy
Senior Vice President and Chief Financial Officer